UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

ANNEXON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39402	27-5414423
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 Kimball Way, Suite 200

South San Francisco, California 94080

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 822-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ANNX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 16, 2021, Annexon, Inc. (the “Company”) announced certain financial results for the second quarter ended June 30, 2021. A copy of the Company’s press release, titled “Annexon Biosciences Reports Second Quarter 2021 Financial Results and Provides Mid-Year Business Update,” is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 12, 2021, the Board of Directors (the “Board”) of the Company appointed William D. Waddill to the Board and as chairperson of the Board’s Audit Committee (the “Audit Committee”), effectively immediately. Mr. Waddill will serve as a Class II director with a term expiring at the 2022 annual meeting of stockholders and until his successor has been elected and qualified.

Pursuant to the Company’s non-employee director compensation program, as a non-employee director, Mr. Waddill will receive (i) a $35,000 annual retainer for his service on the Board, prorated for the remainder of 2021, (ii) a $15,000 annual retainer for his service as chairperson of the Audit Committee, prorated for the remainder of 2021, (iii) an automatic initial grant of a stock option to purchase 20,000 shares of Common Stock under the Company’s 2020 Incentive Award Plan and (iv) on the date of each annual stockholder meeting, an automatic grant of a stock option to purchase 10,000 shares of Common Stock under the Company’s 2020 Incentive Award Plan. The foregoing description is qualified in its entirety by reference to the text of the Company’s non-employee director compensation program, the form of which was filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-1 filed with the SEC on July 20, 2020.

In addition, Mr. Waddill will enter into the Company’s standard indemnification and advancement agreement for directors and executive officers, the form of which was filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-1 filed with the SEC on July 2, 2020.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated August 16, 2021, titled “Annexon Biosciences Reports Second Quarter 2021 Financial Results and Provides Mid-Year Business Update”
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2021		Annexon, Inc.

	By:	/s/ Jennifer Lew
Jennifer Lew
Executive Vice President and Chief Financial Officer